UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicates by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 31, 2024 Standex International Corporation, (the “Company”) filed a Current Report on Form 8-K (the "Original 8-K") to report the October 28, 2024 acquisition of privately-held US-based Amran Instrument Transformers and India-based Narayan Powertech Pvt. Ltd. (going forward referred to as “Amran/Narayan Group”), as described in such Current Report.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s obligation to file the financial statements and pro forma financial information relating to the acquisitions pursuant to Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited combined financial statements of the Amran/Narayan Group as of and for the year ended December 31, 2023 and the unaudited condensed combined financial statements of the Amran/Narayan Group as of and for the six months ended June 30, 2024 are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the Company’s fiscal year ended June 30, 2024 giving pro forma effect to the acquisition of the Amran/Narayan Group are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP
99.1	Audited combined financial statements of the Amran/Narayan Group as of and for the year ended December 31, 2023
99.2	Unaudited condensed combined financial statements of the Amran/Narayan Group as of and for the six months ended June 30, 2024
99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the year ended June 30, 2024 giving pro forma effect to the acquisition of the Amran/Narayan Group
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/ Ademir Sarcevic
Ademir Sarcevic Chief Financial Officer Date: January 13, 2025
Signing on behalf of the registrant and as principal financial officer